Exhibit 10.21

EXECUTION VERSION

ABBVIE INC.

Purchase Agreement

November 5, 2012

Morgan Stanley & Co. LLC

1585 Broadway
New York, New York 10036

Barclays Capital Inc.

745 7th Avenue

New York, New York 10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

One Bryant Park
New York, New York 10036

As representatives of the several initial purchasers
named in Schedule I hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

AbbVie Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Representatives”) and the other several purchasers named in Schedule I hereto (the “Initial Purchasers”) pursuant to this Purchase Agreement (this “Agreement”) $3,500,000,000 principal amount of its 1.200% senior notes due 2015 (the “Fixed 2015 Notes”), $4,000,000,000 principal amount of its 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 principal amount of its 2.000% senior notes due 2018 (the “2018 Notes”), $2,600,000,000 principal amount of its 4.400% senior notes due 2042 (the “2042 Notes”) and $500,000,000 principal amount of its floating rate senior notes due 2015 (the “Floating 2015 Notes”).  Additionally, Morgan Stanley & Co. LLC (in its capacity as an offeror of the 2022 Notes (defined below), the “Selling Noteholder”), proposes to sell to the Initial Purchaser, pursuant to this Agreement, $3,037,486,000 principal amount of the Company’s 2.900% senior notes due 2022 (the “2022 Notes” and, together with the Fixed 2015

Notes, the 2017 Notes, the 2018 Notes, the 2042 Notes and the Floating 2015 Notes, the “Notes,” and each of the Fixed 2015 Notes, the 2017 Notes, the 2018 Notes, the 2022 Notes, the 2042 Notes and the Floating 2015 Notes, a “Series”).

The Notes will be issued pursuant to the provisions of an Indenture dated as of November 8, 2012 between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 1 dated as of November 8, 2012 among the Company and the Trustee (such indenture as so supplemented, the “Indenture”). The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis by Abbott Laboratories, an Illinois Corporation (“Abbott” and in its capacity as a guarantor of the Notes, the “Guarantor”), and its successors and assigns pursuant to a Guarantee Agreement, dated November 8, 2012, between the Guarantor and the Trustee until terminated and released in accordance with the terms thereof (the “Guarantee”).  The Notes and the Guarantee are herein collectively referred to as the “Securities.”  The Notes, the Guarantee and the Indenture are more fully described in each Memorandum (as defined below) as amended or supplemented with respect to such Notes.

The Securities will be offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, dated November 8, 2012, among the Company, the Guarantor and the Representatives on behalf of the Initial Purchasers (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company.  For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, identified in Schedule II hereto.  The Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum are each referred to herein as a “Memorandum.”  As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, expressly incorporated by reference therein on the date hereof.  The terms “supplement,” “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference therein.

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The Notes are being issued in connection with the distribution (the “Distribution”) of all of the common stock of the Company to holders of common stock of Abbott, which, as of the date of this Agreement, is the Company’s parent company.  In connection with the Distribution, the Company and Abbott will complete a series of transactions described in each Memorandum under the heading “Summary—The Separation and Distribution” (such transactions, the “Transactions”).  On or prior to the Closing Date, and as part of the Transactions, (i) as partial consideration for the contribution of the Company’s business by Abbott or subsidiaries of Abbott to the Company or subsidiaries of the Company, the Company will issue to Abbott a portion of the 2022 Notes and (ii) pursuant to the Exchange Agreement, dated November 5, 2012, among Abbott and the Selling Noteholder (the “Exchange Agreement”), Abbott will exchange the 2022 Notes it receives with the Selling Noteholder for an equivalent fair value of Abbott commercial paper owned by the Selling Noteholder (the “Debt for Debt Exchange”).

In connection with the participation of the Initial Purchasers in the offering of the Securities pursuant to the terms hereof, and in recognition of the arm’s-length contractual relationship among the Initial Purchasers, the Company, the Guarantor and the Selling Noteholder created hereby (including the arm’s-length negotiation of the terms of the offering), each of the Company, the Guarantor and the Selling Noteholder acknowledges and agrees that (i) the Initial Purchasers are not acting as financial advisors or fiduciaries to the Company, the Guarantor or the Selling Noteholder or as agents of the Company, the Guarantor or the Selling Noteholder in any respect; (ii) the Initial Purchasers owe the Company, the Guarantor and the Selling Noteholder only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; and (iii) the Initial Purchasers may have interests that differ from those of the Company, the Guarantor and the Selling Noteholder.  In further recognition of such arm’s-length contractual relationship and the limitations thereof, each of the Company, the Guarantor and the Selling Noteholder hereby acknowledges and agrees that no Initial Purchaser is advising the Company, the Guarantor or the Selling Noteholder as to any legal, tax, investment, accounting or regulatory matter in connection with the offering and each of the Company, the Guarantor and the Selling Noteholder shall consult with its own advisors concerning such matters, including conducting with such advisors its own independent analysis of such offering, and the Initial Purchasers shall have no responsibility or liability to the Company, the Guarantor or the Selling Noteholder with respect thereto.  Each of the Company, the Guarantor and the Selling Noteholder waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

1.                                      Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each of the Representatives that:

(a)                                 (i) The Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers, and at the Closing Date (as defined in Section 6), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Preliminary

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Memorandum does not contain, and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 6), will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum based upon the Selling Noteholder Information (as defined below) or information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein;

(b)                                 Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and the electronic road show related to the Notes furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any Additional Written Offering Communication;

(c)                                  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in each Memorandum; and, since the respective dates as of which information is given in each Memorandum, there has not been any material change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in each Memorandum;

(d)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Time of Sale Memorandum, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(e)                                  Each of the “Significant Subsidiaries” of the Company (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified

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or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(f)                                   This Agreement has been duly authorized, executed and delivered by the Company;

(g)                                  The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and general principles of equity (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture, the Guarantee and the Registration Rights Agreement, subject to the Enforceability Exceptions and except as rights to indemnification and contribution may be limited under applicable law;

(h)                                 The Indenture has been duly authorized and, assuming due execution and delivery by the Trustee, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions;

(i)                                     The Indenture conforms, and the Notes will conform, to the descriptions thereof contained in each Memorandum as amended or supplemented with respect to such Notes;

(j)                                    The Registration Rights Agreement has been duly authorized and, assuming due delivery and execution by the Representatives, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions and except as rights to indemnification and contribution may be limited under applicable law;

(k)                                 The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement, the Exchange Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the articles of incorporation or by-laws, each as amended, of the Company or (iii) result in a violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, in any such case described in clause (i)

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or (iii) the effects of which would, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Notes, the Indenture, the Registration Rights Agreement or the Exchange Agreement except such as have already been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement and except as would not, individually or in the aggregate, be materially adverse to the Company’s ability to consummate the transactions contemplated by this Agreement, the Notes, the Indenture, the Registration Rights Agreement or the Exchange Agreement or perform its obligations thereunder;

(l)                                     Other than as set forth in the Time of Sale Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (including, without limitation, any proceedings before the United States Food and Drug Administration or comparable Federal, state, local or foreign governmental bodies) that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(m)                             Except as noted therein, the combined financial statements of the Company, and the related notes thereto, contained in each Memorandum present fairly in all material respects the combined financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their combined cash flows for the periods specified; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; the selected financial data of the Company and its subsidiaries contained in each Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company contained in each Memorandum; and the pro forma financial information of the Company, and the related notes thereto, contained in each Memorandum has been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and in accordance with the requirements of Regulation S-X;

(n)                                 The Company and its subsidiaries (i) make and keep accurate books and records in all material respects and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management’s authorization and (D) the reported accountability for their assets is compared with

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existing assets at reasonable intervals and appropriate action is taken with respect to any difference;

(o)                                 The Company has established, maintains and will maintain disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) which are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder.  The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company’s management, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

(p)                                 Deloitte & Touche LLP, which has audited and reported on certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board;

(q)                                 Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (other than the Selling Noteholder and the Initial Purchasers, as to whom no representation or warranty is made) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(r)                                    None of the Company, its Affiliates or any person acting on its or their behalf (other than the Selling Noteholder and the Initial Purchasers, as to whom no representation or warranty is made) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates, and any person acting on its or their behalf has complied and will comply with the offering restrictions requirement of Regulation S;

(s)                                   Assuming the accuracy of the representations and warranties of the Selling Noteholder and the Initial Purchasers, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and the initial resale of the Securities by the Initial Purchasers to investors in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

(t)                                    The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

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(u)                                 Neither the Company nor any of its subsidiaries or Affiliates, directors or officers, nor to the Company’s knowledge any, employees, agents or representatives of the Company or of any of its subsidiaries or Affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to improperly influence official action or secure an improper advantage; and the Company and its subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained in this paragraph;

(v)                                 The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except for any such action, suit or proceeding as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(w)                               (i) To the Company’s knowledge, none of the Company and its subsidiaries or any of their respective officers or directors is an individual or entity (“Person”) that is an Embargoed Person; provided that if any subsidiary of the Company becomes an Embargoed Person pursuant to clause (B)(3) of the definition thereof as a result of a country or territory becoming subject to any applicable Sanctions program after the Closing Date, such Person shall not be an Embargoed Person so long as (A) the Company is taking reasonable steps to either obtain an appropriate license for transacting business in such country or territory or to cause such Person to no longer reside, be organized or chartered or have a place of business in such country or territory and (B) such Person’s residing, being organized or chartered or having a place of business in such country or territory would not be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ii) “Embargoed Person” means (A) any country or territory that is the target of a sanctions program administered by U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or (B) any Person that (1) is or is owned or controlled by a Person publicly identified on the most current list of “Specially Designated

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Nationals and Blocked Persons” published by OFAC, (2) is the target of a sanctions program or sanctions list (x) administered by OFAC, the European Union or Her Majesty’s Treasury, or (y) under the Iran Sanctions Act, as amended, section 1245 of the National Defense Authorization Act for Fiscal Year 2012 or Executive Order 13590 “Authorizing the Imposition of Certain Sanctions with respect to the Provision of Services, Technology or Support for Iran’s Energy and Petro-chemical Sectors,” effective November 21, 2011 (collectively, “Sanctions”) or (3) resides, is organized or chartered, or has a place of business in a country or territory that is the subject of a Sanctions program administered by OFAC that prohibits dealing with the government of such country or territory (unless such Person has an appropriate license to transact business in such country or territory or otherwise is permitted to reside, be organized or chartered or maintain a place of business in such country or territory without violating any Sanctions); and

(iii)  Except as permitted by Sanctions, the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

2.                                      Representations and Warranties of the Guarantor.  The Guarantor represents and warrants to, and agrees with, each of the Representatives that:

(a)                                 (i) Each document, if any, filed or to be filed by the Guarantor pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers, and at the Closing Date (as defined in Section 6), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Preliminary Memorandum does not contain, and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 6), will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final

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Memorandum based upon the Selling Noteholder Information (as defined below) or information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein;

(b)                                 Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and the electronic road show related to the Notes furnished to the Representatives before first use, the Guarantor has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any Additional Written Offering Communication;

(c)                                  Neither the Guarantor nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in each Memorandum; and, since the respective dates as of which information is given in each Memorandum, there has not been any material change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Guarantor and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, shareholders’ equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in each Memorandum;

(d)                                 The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois, with the corporate power and authority to own its properties and conduct its business as described in the Time of Sale Memorandum, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Guarantor and its subsidiaries, taken as a whole;

(e)                                  Each of the “Significant Subsidiaries” of the Guarantor (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Guarantor and its subsidiaries, taken as a whole;

(f)                                   This Agreement has been duly authorized, executed and delivered by the Guarantor;

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(g)                                  The Guarantee has been duly authorized and, assuming due execution and delivery by the Trustee, when executed and delivered by the Guarantor, will be a valid and binding agreement of the Guarantor, enforceable in accordance with its terms, subject to the Enforceability Exceptions; and the Guarantee conforms to the description thereof contained in each Memorandum;

(h)                                 The Registration Rights Agreement has been duly authorized and, assuming due delivery and execution by the Representatives, when executed and delivered by the Guarantor, will be a valid and binding agreement of, the Guarantor, enforceable in accordance with its terms, subject to the Enforceability Exceptions and except as rights to indemnification and contribution may be limited under applicable law;

(i)                                     The issue and sale of the Securities and the compliance by the Guarantor with all of the provisions of the Guarantee, the Registration Rights Agreement, the Exchange Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the articles of incorporation or by-laws, each as amended, of the Guarantor or (iii) result in a violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their respective properties, in any such case described in clause (i) or (iii) the effects of which would, individually or in the aggregate, be materially adverse to the Guarantor and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Guarantor of the transactions contemplated by this Agreement, the Guarantee, the Registration Rights Agreement or the Exchange Agreement except such as have already been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Guarantor’s obligations under the Registration Rights Agreement and except as would not, individually or in the aggregate, be materially adverse to the Guarantor’s ability to consummate the transactions contemplated by this Agreement, the Guarantee, the Registration Rights Agreement or the Exchange Agreement or to perform its obligations thereunder;

(j)                                    Other than as set forth in the Time of Sale Memorandum, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject (including, without limitation, any proceedings before the United States Food and Drug Administration or comparable Federal, state, local or foreign governmental bodies) that, individually or in the aggregate, would reasonably be

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expected to have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(k)                                 Except as noted therein, the consolidated financial statements of the Guarantor, and the related notes thereto, contained in each Memorandum present fairly in all material respects the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; and the pro forma financial information of the Guarantor, and the related notes thereto, contained or incorporated by reference in each Memorandum fairly present in all material respects the information contained therein and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and in accordance with the requirements of Regulation S-X;

(l)                                     The Guarantor and its subsidiaries (i) make and keep accurate books and records in all material respects and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management’s authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference;

(m)                             The Guarantor has established, maintains and will maintain disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) which are designed to ensure that information required to be disclosed by the Guarantor in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder.  The Guarantor has carried out and will carry out evaluations, under the supervision and with the participation of the Guarantor’s management of the effectiveness of the design and operation of the Guarantor’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

(n)                                 There is and has been no failure on the part of the Guarantor or, to the knowledge of the Guarantor, any of the Guarantor’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(o)                                 Deloitte & Touche LLP, which has audited and reported on certain financial statements of the Guarantor and its subsidiaries and the effectiveness of the

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Guarantor’s internal control over financial reporting, is an independent registered public accounting firm with respect to the Guarantor and its subsidiaries as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board;

(p)                                 Neither the Guarantor nor any Affiliate of the Guarantor has directly, or through any agent (other than the Selling Noteholder and the Initial Purchasers, as to whom no representation or warranty is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(q)                                 None of the Guarantor, its Affiliates or any person acting on its or their behalf (other than the Selling Noteholder and the Initial Purchasers, as to whom no representation or warranty is made) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Guarantor and its Affiliates, and any person acting on its or their behalf has complied and will comply with the offering restrictions requirement of Regulation S;

(r)                                    Assuming the accuracy of the representations and warranties of the Selling Noteholder and the Initial Purchasers and compliance by the Selling Noteholder and Initial Purchasers with the terms of the Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers  and the initial resale of the Securities by the Initial Purchasers to investors in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

(s)                                   The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

(t)                                    Neither the Guarantor nor any of its subsidiaries or Affiliates, directors or officers, nor to the Guarantor’s knowledge any employees, agents or representatives of the Guarantor or of any of its subsidiaries or Affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to improperly influence official action or secure an improper advantage; and the Guarantor and its subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies and

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procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained in this paragraph;

(u)                                 The operations of the Guarantor and its subsidiaries are and have been conducted at all times in compliance with all applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Guarantor, threatened, except for any such action, suit or proceeding as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(v)                                 (i)  To the Guarantor’s knowledge, none of the Guarantor and its subsidiaries or any of their respective officers or directors is a Person that is an Embargoed Person; provided that if any subsidiary of the Guarantor becomes an Embargoed Person pursuant to clause (B)(3) of the definition thereof as a result of a country or territory becoming subject to any applicable Sanctions program after the Closing Date, such Person shall not be an Embargoed Person so long as (A) the Guarantor is taking reasonable steps to either obtain an appropriate license for transacting business in such country or territory or to cause such Person to no longer reside, be organized or chartered or have a place of business in such country or territory and (B) such Person’s residing, being organized or chartered or having a place of business in such country or territory would not be reasonably expected to have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole; and

(ii)  Except as permitted by Sanctions, the Guarantor will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

3.                                      Representations and Warranties of the Selling Noteholder.  The Selling Noteholder represents and warrants to, and agrees with, each Representative that:

(a)                                 The information relating to the Selling Noteholder furnished to the Company in writing by the Selling Noteholder expressly for use in each Memorandum and any written communication prepared by such Selling Noteholder approved by the Company for delivery and delivered to potential investors in connection with the sale of the Securities does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood and

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agreed that any such information appears under the heading “Selling Noteholder” in each Memorandum (the “Selling Noteholder Information”);

(b)                                 This Agreement has been duly authorized, executed and delivered by the Selling Noteholder;

(c)                                  The sale of the 2022 Notes by the Selling Noteholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries that is not set forth in each Memorandum.

(d)                                 The execution, delivery and performance by the Selling Noteholder of this Agreement, the Exchange Agreement and the sale of the 2022 Notes and compliance by the Selling Noteholder with the terms of this Agreement and the Exchange Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Noteholder is a party or by which the Selling Noteholder is bound or to which any of the property or assets of such Selling Noteholder is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Selling Noteholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (i) or (iii) above, where such contravention would not, singly or in the aggregate, have a material adverse effect on the power and ability of the Selling Noteholder to perform its obligations under this Agreement or the Exchange Agreement or to consummate the sale of the 2022 Notes;

(e)                                  None of the Selling Noteholder, any of its Affiliates or any person acting on its or their behalf (other than the Company, the Guarantor and their Affiliates, as to whom the Selling Noteholder makes no representation) has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.  With respect to those Securities sold in reliance on Regulation S, (i) none of the Selling Noteholder, its Affiliates or any person acting on its or their behalf (other than the Company, the Guarantor and their Affiliates, as to whom the Selling Noteholder makes no representation) has engaged in any directed selling efforts within the meaning of Regulation S and (ii) the Selling Noteholder, each of its Affiliates and each person acting on its or their behalf (other than the Company, the Guarantor and their Affiliates, as to whom such Selling Noteholder makes no representation) has complied with the offering restrictions requirement of Regulation S;

(f)                                   The Selling Noteholder is an accredited investor within the meaning of Rule 501(a) under the Securities Act and, at the Closing Date, will have the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the 2022 Notes to be sold by the Selling Noteholder or a valid security entitlement in respect of such Securities;

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(g)                                  Except as permitted by law, the Selling Noteholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of the 2022 Notes;

(h)                                 The Selling Noteholder agrees that it has not, in its capacity as Selling Noteholder, entered into, and will not prior to the Closing Date or the termination of this Agreement enter into, any contractual arrangement with respect to the distribution of the Securities except for this Agreement, it being understood that the Selling Noteholder will, in its capacity as an Initial Purchaser, enter into customary agreements related to the distribution of the securities including this Agreement, the Registration Rights Agreement, and arrangements with the other Initial Purchasers and customers to whom the Securities are sold; and

(i)                                     The Selling Noteholder will deliver to the Company prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

4.                                      Agreements to Sell and Purchase.  Each of the Company and the Selling Noteholder, severally and not jointly, hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Selling Noteholder, at purchase prices as set forth on Schedule III, in the respective principal amount of each Series set forth opposite its name in Schedule I hereto.

5.                                      Terms of Offering.  The Representatives have advised the Company and the Selling Noteholder that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in the judgment of the Representatives is advisable.

6.                                      Payment and Delivery.  Payment for the Securities shall be made to the Company and the Selling Noteholder in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on November 8, 2012, or at such other time on the same or such other date as shall be designated in writing by the Representatives.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Securities shall be in definitive form or global form, as specified by the Representatives, and registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date.  The Securities shall be delivered to the Representatives on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the purchase price therefor plus accrued interest, if any, to the date of payment and delivery.

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7.                                      Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company, the Guarantor and the Selling Noteholder in this Agreement are, at and as of the Closing Date, true and correct, the condition that each of them shall have performed in all material respects all of their respective obligations hereunder theretofore to be performed; provided, that in the case of the representations and warranties and other statements of the Selling Noteholder, such representations and warranties and other statements shall be subject to the waiver by the Company to the extent legally permissible; and to the following additional conditions:

(a)                                 The Initial Purchasers shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers;

(b)                                 The Initial Purchasers shall have received on the Closing Date an opinion of John A. Berry, Divisional Vice President, Associate General Counsel and Assistant Secretary of the Guarantor on behalf of the Company (or such other person who shall be a senior legal officer of the Company or Guarantor on the Closing Date), dated the Closing Date, to the effect set forth in Exhibit A hereto;

(c)                                  The Initial Purchasers shall have received on the Closing Date an opinion of John A. Berry, Divisional Vice President, Associate General Counsel and Assistant Secretary (or such other person who shall be Divisional Vice President, and Associate General Counsel and Assistant Secretary of the Guarantor on the Closing Date), dated the Closing Date, to the effect set forth in Exhibit B hereto;

(d)                                 The Initial Purchasers shall have received on the Closing Date an opinion of Wachtell, Lipton, Rosen & Katz LLP, outside counsel for the Company and the Guarantor, dated the Closing Date, to the effect set forth in Exhibit C-1 and a negative assurance letter, dated the Closing Date, to the effect set forth in Exhibit C-2;

(e)                                  The Initial Purchasers shall have received on the Closing Date an opinion of Mayer Brown LLP, outside counsel for the Company and the Guarantor, dated the Closing Date, to the effect set forth in Exhibit D-1 and a negative assurance letter, dated the Closing Date, to the effect set forth in Exhibit D-2;

(f)                                   The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants for the Company, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof;

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(g)                                  The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants for the Guarantor, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof;

(h)                                 (i) Neither the Company, nor the Guarantor nor any of their respective subsidiaries shall have sustained since the date of the latest financial statements included in the Time of Sale Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Memorandum, and (ii) since the respective dates as of which information is given in the Time of Sale Memorandum there shall not have been any change in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries or the Guarantor and its subsidiaries, in each case, taken as a whole, or any change, or any development involving a prospective change, in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries or the Guarantor and its subsidiaries, in each case, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum;

(i)                                     On or after the date of this Agreement (i) no downgrading shall have occurred, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded the Company (if any) or the Guarantor or any of the securities of the Company, the Guarantor or any of their subsidiaries by Moody’s Investor Services or Standard & Poor’s Ratings Service and (ii) neither organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s nor the Guarantor’s debt securities;

(j)                                    The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives on the Closing Date a certificate or certificates of officers of the Company or the Guarantor, as applicable, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company or the Guarantor, as applicable, herein at and as of the Closing Date, as to the performance by the Company or the Guarantor, as applicable, of all of its respective obligations hereunder to be performed at or prior to the Closing Date and as to the matters set forth in Section 7(h) and 7(i);

(k)                                 The Debt for Debt Exchange shall have been consummated or shall occur substantially concurrently with the issuance and sale of the Securities; and

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(l)                                     The private letter ruling Abbott received from the Internal Revenue Service on October 25, 2012 shall continue to be valid as of the Closing Date and shall not have been revoked or modified in any material respect that is adverse to the Guarantor or the Company.

8.                                      Covenants of the Company and the Guarantors.  The Company and the Guarantor covenant to each Initial Purchaser as follows:

(a)                                 To furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day next succeeding the date of this Agreement and during the period mentioned in Section 8(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as the Representatives may reasonably request;

(b)                                 Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which the Representatives reasonably object, except as may be required by applicable law;

(c)                                  To furnish to the Representatives a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company or the Guarantor and not to use or refer to any proposed Additional Written Offering Communication to which the Representatives reasonably object;

(d)                                 If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law;

(e)                                  If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense (unless such amendment or supplement shall be made more than six

19

months after the date of this Agreement, in which case at the sole expense of the Initial Purchasers), to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law;

(f)                                   To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualifications, if any, in effect so long as required for the initial resale of the Securities by the Initial Purchasers; provided that neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in a jurisdiction in which it is not otherwise subject to tax;

(g)                                  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the counsel and accountants for the Company and the Guarantor in connection with the preparation, printing and filing of each Memorandum, and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement any Blue Sky survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 8(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky survey; (iv) any reasonable fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 11 and Section 13 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make;

(h)                                 Neither the Company, the Guarantor nor any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities;

(i)                                     Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in

20

Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(j)                                    While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act;

(k)                                 During the period of one year after the Closing Date, neither the Company or the Guarantor will be, or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(l)                                     None of the Company, the Guarantor, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company, the Guarantor and their Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S;

(m)                             During the period from the Closing Date to the earlier of (i) one year after the Closing Date and (ii) the date of effectiveness of a registration statement as contemplated in the Registration Rights Agreement, neither the Company nor the Guarantor will, and will not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company  or the Guarantor or any of their respective affiliates and resold in a transaction registered under the Securities Act;

(n)                                 Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby;

(o)                                 The Company shall use the proceeds from the sale of the Securities in the manner described in the Times of Sale Memorandum and the Final Memorandum; and

(p)                                 During the period of one year hereafter, the Company and the Guarantor will furnish to the Initial Purchasers, as soon as available, a copy of each of the reports, notices or communications sent to securityholders, if not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

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The Company also agrees that, without the prior written consent of the Representatives on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

9.             Covenants of the Selling Noteholder.  The Selling Noteholder covenants with each Representative as follows:

(a)           None of the Selling Noteholder, any of its Affiliates or any person acting on its or their behalf (other than the Company, the Guarantor and their Affiliates, as to whom the Selling Noteholder makes no representation) will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.  With respect to those Securities sold in reliance on Regulation S, (A) none of the Selling Noteholder, its Affiliates or any person acting on its or their behalf (other than the Company, the Guarantor and their Affiliates, as to whom the Selling Noteholder makes no representation) will engage in any directed selling efforts within the meaning of Regulation S and (B) the Selling Noteholder, each of its Affiliates and each person acting on its or their behalf (other than the Company, the Guarantor, and their Affiliates, as to whom the Selling Noteholder makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S; and

(b)           Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

10.          Offering of Securities; Restrictions on Transfer.  (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).  Each Initial Purchaser, severally and not jointly, agrees with the Company and the Selling Noteholder that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs, and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions”.

(b)           Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i)           such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company or the Selling Noteholder that would permit a public offering of the Securities, or possession or distribution of the

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Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

(ii)          such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense;

(iii)         the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv)         such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 10(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v)          such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of Securities to the public in that Relevant Member State, other than:

(A)         to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(B)         to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representatives on behalf of the Initial Purchasers for any such offer; or

(C)         in any other circumstances falling within Article 3 of the Prospectus Directive, provided that no such offer of Securities shall

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require the Company or any Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an  investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in that Member State, and the expression “2010 PD Amending Directive” means Directive 3010/73/EU.

(vi)         such Initial Purchaser has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of such Act does not apply to us, and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom;

(vii)        such Initial Purchaser understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

(viii)       such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

24

Terms used in this Section 10 (b) have the meanings given to them by Regulation S.

11.          Indemnity and Contribution.

(a)           Each of the Company and the Guarantor will, jointly and severally, indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities, joint or several, to which such Initial Purchaser, director, officer, employee, controlling person or affiliate may become subject under such Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum or any amendment or supplement thereto, any Additional Written Offering Communication identified in Schedule II hereto, the Final Memorandum or any amendment or supplement thereto or the electronic road-show related to the Notes, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, and will reimburse each Initial Purchaser, director, officer, employee, controlling person or affiliate for any legal or other expenses reasonably incurred by such Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, harm, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or Additional Written Offering Communication identified in Schedule II hereto or any amendment or supplement thereto in reliance upon and in conformity with the Selling Noteholder Information or information relating to any Initial Purchaser furnished to the Company and the Guarantor in writing by such Initial Purchaser through the Representatives expressly for use therein, and provided further, that the foregoing indemnity agreement shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, liability, claim, damage or expense purchased Securities, or any person controlling such Initial Purchaser, if the Company provides a copy of an amendment or supplement to a Memorandum or Additional Written Offering Communication as theretofore provided to such Initial Purchaser by the Company (with notice that such amendment or supplement contains additional or different material information from that previously provided) sufficiently far enough in advance of the time of sale in order to enable such Initial Purchaser to convey such amendment or supplement to the purchaser of the Securities, and such amendment or supplement (x) was not conveyed by or on behalf of such Initial Purchaser to such person at or prior to the entry into the contract of sale of the Securities by such person, and (y) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

(b)           The Selling Noteholder will indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act to the same extent as the foregoing indemnity from the Company and the

25

Guarantor to each Initial Purchaser, but only with reference to the Selling Noteholder Information.

(c)           Each Initial Purchaser will, severally and not jointly, indemnify and hold harmless the Company, the Guarantor, the Selling Noteholder and their respective directors, officers and employees and each person, if any, who controls the Company, the Guarantor or the Selling Noteholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Guarantor, the Selling Noteholder or any of their respective directors, officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liability (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum, the Time of Sale memorandum, any Additional Written Offering Communication identified in Schedule II hereto or the Final Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement, or omission or alleged omission was made in any Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication identified in Schedule II hereto or the Final Memorandum, or any such amendment or supplement, in reliance upon and conformity with written information furnished to the Company and the Guarantor by such Initial Purchaser through the Representatives expressly for use therein; and each Initial Purchaser will reimburse the Company, the Guarantors and the Selling Noteholder, or any director, officer, employee or controlling person of the Company, the Guarantor or the Selling Noteholder for any legal or other expenses reasonably incurred by the Company, the Guarantor or the Selling Noteholder or any such director, officer, employee or controlling person in connection with investigating, or defending any such loss, damage, liability, action or claim as such expenses are incurred, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication identified in Schedule II hereto or the Final Memorandum or any amendment or supplement thereto.

(d)           Each of the Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless the Selling Noteholder, its directors, officers and employees and each person, if any, who controls the Selling Noteholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and Guarantor to each Initial Purchaser.

(e)           The Selling Noteholder agrees to indemnify and hold harmless the Company and the Guarantor and their respective directors, officers and employees and each person, if any, who controls the Company or the Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Selling Noteholder to each Initial Purchaser.

(f)            Promptly after receipt by an indemnified party under Sections 11(a) through 11(e) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection,

26

notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent such omission materially prejudices the indemnifying party.  In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(g)           To the extent the indemnification provided for in Sections 11(a) through 11(e) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein (or actions in respect thereof), then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Guarantor and the Selling Noteholder on the one hand and the Initial Purchasers on the other hand from the offering of the Securities (provided that in the case of clause (i), the amount to be contributed by the Company and the Guarantor on the one hand and the Selling Noteholder on the other shall be determined in accordance with clause (iii) below) or (ii) if the allocation provided by clause 11(g)(i) above is not permitted by applicable law or if the indemnified party failed to give notice required under Section 11(f) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor in one regard, of the Selling Noteholder in the second regard and of the Initial Purchasers in the third regard in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations and (iii) as between the Company and the Guarantors on the one hand and the Selling Noteholder on the other in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantor on the one hand and the Selling Noteholder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Guarantor and the Selling Noteholder on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Selling Noteholder and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantor in one regard, of the Selling Noteholder in the second regard and of the Initial Purchasers in the third regard shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantor, the Selling Noteholder or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective

27

obligations to contribute pursuant to this Section 11 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(h)           The Company, the Guarantor, the Selling Noteholder and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(g).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(g) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 11, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(i)            The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company, the Guarantor and the Selling Noteholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, the Guarantor, their officers or directors or any person controlling the Company or the Guarantor and (iii) acceptance of and payment for any of the Securities.

12.          Termination.  The Initial Purchasers may terminate this Agreement by notice given by Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date there shall have occurred (i) a suspension of trading of the Guarantor’s common shares by the Commission, the New York Stock Exchange or the Chicago Stock Exchange; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; or (v) the outbreak or escalation of hostilities or the occurrence of any other calamity or crisis or any material adverse change in financial markets, if the effect of any such event specified in this clause (v) makes it, in the Representatives judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

13.          Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

28

If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase the portion of a Series that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of such Series which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of such Series to be purchased on such date, the other Initial Purchasers that have agree to purchase hereunder a portion of such Series shall be obligated severally in the proportions that the principal amount of such Series set forth opposite their respective names in Schedule I bears to the aggregate principal amount of such Series set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as Representatives may specify, to purchase the portion of such Series which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of such Series that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such principal amount of such Series without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the portion of a Series which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of such Series with respect to which such default occurs is more than one-tenth of the aggregate principal amount of such Series to be purchased on such date, and arrangements satisfactory to Representatives, the Company or the Selling Noteholder, as applicable, for the purchase of such Series are not made within 36 hours after such default, this Agreement shall terminate with respect to only such Series without liability on the part of any non-defaulting Initial Purchaser and the Company or the Selling Noteholder, as applicable. In any such case, Representatives and the Company or the Selling Noteholder, as applicable, shall have the right to postpone the Closing Date with respect to only such Series, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, or the Selling Noteholder fails to tender the 2022 Notes for eventual delivery to the Initial Purchaser due to a failure by Abbott to consummate the Debt for Debt Exchange, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder but the Company shall then be under no further liability to any Initial Purchaser with respect this Agreement except as provided in Section 8(g) and Section 11 hereof.

14.          Entire Agreement.  This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, the Guarantor, the Selling Noteholder and the Initial Purchasers with respect to the

29

preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

15.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

16.          Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17.          Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.          Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to the Representatives in care of Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Liability Management Group, with a copy to the Legal Department; Barclays Capital Inc., 745 7th Avenue, New York, New York 10019, Attention: Syndicate Registration, J.P. Morgan Securities LLC, 383 Madison Ave., 3rd Floor, New York, New York 10179, Attention: High Grade Syndicate Desk; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-01, New York, NY  10020 Attention:  Debt Capital Markets Transaction Management/Legal; and if to the Company or the Guarantor shall be delivered, mailed or sent to 100 Abbott Park Road, Abbott Park, Illinois  60064-6400, Attention: Treasurer.

[Signature page(s) follow]

30

Very truly yours,

ABBVIE INC.

By:	/s/ Valentine Yien
Name: Valentine Yien
Title: Treasurer and Vice President

ABBOTT LABORATORIES, as Guarantor

By:	/s/ Valentine Yien
Name: Valentine Yien
Title: Treasurer and Vice President

Morgan Stanley & Co. LLC, as Selling Noteholder

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Barclays Capital Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Acting severally on behalf of themselves and the several

Initial Purchasers named in Scheduled I hereto.

MORGAN STANLEY & CO. LLC

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

BARCLAYS CAPITAL INC.

By:	/s/ Pamela Au
Name: Pamela Au
Title: Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:	/s/ Maria Sramek
Name: Maria Sramek
Title: Executive Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Doug Muller
Name: Doug Muller
Title: Authorized Signatory

SCHEDULE I

Initial Purchaser	Principal Amount of Fixed 2015 Notes to be Purchased

Morgan Stanley & Co. LLC	$559,860,000
Barclays Capital Inc.	$559,860,000
J.P. Morgan Securities LLC	$559,860,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$559,860,000
BNP Paribas Securities Corp.	$177,940,000
Deutsche Bank Securities Inc.	$177,940,000
SG Americas Securities, LLC	$177,940,000
RBS Securities Inc.	$177,940,000
Mitsubishi UFJ Securities (USA), Inc.	$119,000,000
HSBC Securities (USA) Inc.	$91,350,000
Standard Chartered Bank	$91,350,000
Santander Investment Securities Inc.	$35,000,000
Goldman, Sachs & Co.	$35,000,000
UBS Securities LLC	$35,000,000
The Williams Capital Group, L.P.	$17,000,000
Loop Capital Markets LLC	$11,700,000
ING Financial Markets LLC	$21,350,000
Svenska Handelsbanken AB (publ)	$21,350,000
Mizuho Securities USA Inc.	$21,350,000
RBC Capital Markets, LLC	$21,350,000
U.S. Bancorp Investments, Inc.	$14,000,000
Banca IMI S.p.A.	$14,000,000
Total	$3,500,000,000

Initial Purchaser	Principal Amount of 2017 Notes to be Purchased

Morgan Stanley & Co. LLC	$639,840,000
Barclays Capital Inc.	$639,840,000
J.P. Morgan Securities LLC	$639,840,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$639,840,000
BNP Paribas Securities Corp.	$203,360,000
Deutsche Bank Securities Inc.	$203,360,000
SG Americas Securities, LLC	$203,360,000
RBS Securities Inc.	$203,360,000
Mitsubishi UFJ Securities (USA), Inc.	$136,000,000
HSBC Securities (USA) Inc.	$104,400,000
Standard Chartered Bank	$104,400,000
Santander Investment Securities Inc.	$40,000,000
Goldman, Sachs & Co.	$40,000,000
UBS Securities LLC	$40,000,000
The Williams Capital Group, L.P.	$19,500,000
Loop Capital Markets LLC	$13,300,000
ING Financial Markets LLC	$24,400,000
Svenska Handelsbanken AB (publ)	$24,400,000
Mizuho Securities USA Inc.	$24,400,000
RBC Capital Markets, LLC	$24,400,000
U.S. Bancorp Investments, Inc.	$16,000,000
Banca IMI S.p.A.	$16,000,000
Total	$4,000,000,000

Initial Purchaser	Principal Amount of 2018 Notes to be Purchased

Morgan Stanley & Co. LLC	$159,960,000
Barclays Capital Inc.	$159,960,000
J.P. Morgan Securities LLC	$159,960,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$159,960,000
BNP Paribas Securities Corp.	$50,840,000
Deutsche Bank Securities Inc.	$50,840,000
SG Americas Securities, LLC	$50,840,000
RBS Securities Inc.	$50,840,000
Mitsubishi UFJ Securities (USA), Inc.	$34,000,000
HSBC Securities (USA) Inc.	$26,100,000
Standard Chartered Bank	$26,100,000
Santander Investment Securities Inc.	$10,000,000
Goldman, Sachs & Co.	$10,000,000
UBS Securities LLC	$10,000,000
The Williams Capital Group, L.P.	$4,900,000
Loop Capital Markets LLC	$3,300,000
ING Financial Markets LLC	$6,100,000
Svenska Handelsbanken AB (publ)	$6,100,000
Mizuho Securities USA Inc.	$6,100,000
RBC Capital Markets, LLC	$6,100,000
U.S. Bancorp Investments, Inc.	$4,000,000
Banca IMI S.p.A.	$4,000,000
Total	$1,000,000,000

Initial Purchaser	Principal Amount of 2022 Notes to be Purchased

Morgan Stanley & Co. LLC	$3,100,000,000	(1)
Total	$3,100,000,000

Initial Purchaser	Principal Amount of 2042 Notes to be Purchased

Morgan Stanley & Co. LLC	$415,896,000
Barclays Capital Inc.	$415,896,000
J.P. Morgan Securities LLC	$415,896,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$415,896,000
BNP Paribas Securities Corp.	$132,184,000
Deutsche Bank Securities Inc.	$132,184,000
SG Americas Securities, LLC	$132,184,000
RBS Securities Inc.	$132,184,000
Mitsubishi UFJ Securities (USA), Inc.	$88,400,000
HSBC Securities (USA) Inc.	$67,860,000
Standard Chartered Bank	$67,860,000
Santander Investment Securities Inc.	$26,000,000
Goldman, Sachs & Co.	$26,000,000
UBS Securities LLC	$26,000,000
The Williams Capital Group, L.P.	$12,600,000
Loop Capital Markets LLC	$8,720,000
ING Financial Markets LLC	$15,860,000
Svenska Handelsbanken AB (publ)	$15,860,000
Mizuho Securities USA Inc.	$15,860,000
RBC Capital Markets, LLC	$15,860,000
U.S. Bancorp Investments, Inc.	$10,400,000
Banca IMI S.p.A.	$10,400,000
Total	$2,600,000,000

(1)  Morgan Stanley & Co. LLC will acquire substantially all of the 2022 Notes in the Debt for Debt Exchange. A small portion of the 2022 Notes are being acquired directly from the Company.

Initial Purchaser	Principal Amount of Floating 2015 Notes to be Purchased

Morgan Stanley & Co. LLC	$79,980,000
Barclays Capital Inc.	$79,980,000
J.P. Morgan Securities LLC	$79,980,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$79,980,000
BNP Paribas Securities Corp.	$25,420,000
Deutsche Bank Securities Inc.	$25,420,000
SG Americas Securities, LLC	$25,420,000
RBS Securities Inc.	$25,420,000
Mitsubishi UFJ Securities (USA), Inc.	$17,000,000
HSBC Securities (USA) Inc.	$13,050,000
Standard Chartered Bank	$13,050,000
Santander Investment Securities Inc.	$5,000,000
Goldman, Sachs & Co.	$5,000,000
UBS Securities LLC	$5,000,000
The Williams Capital Group, L.P.	$2,400,000
Loop Capital Markets LLC	$1,700,000
ING Financial Markets LLC	$3,050,000
Svenska Handelsbanken AB (publ)	$3,050,000
Mizuho Securities USA Inc.	$3,050,000
RBC Capital Markets, LLC	$3,050,000
U.S. Bancorp Investments, Inc.	$2,000,000
Banca IMI S.p.A.	$2,000,000
Total	$500,000,000

SCHEDULE II

Time of Sale Memorandum

1.                                          Preliminary Memorandum issued November 5, 2012.

2.                                          Pricing term sheet issued November 5, 2012.

SCHEDULE III

Fixed 2015 Notes

Net Proceeds to the Company from Fixed 2015 Notes (before expenses):  $3,488,905,000

Initial Purchaser Purchase Price of Fixed 2015 Notes:  99.683%

2017 Notes

Net Proceeds to the Company from 2017 Notes (before expenses):  $3,977,640,000

Initial Purchaser Purchase Price of 2017 Notes:  99.441%

2018 Notes

Net Proceeds to the Company from 2018 Notes (before expenses):  $990,980,000

Initial Purchaser Purchase Price of 2018 Notes:  99.098%

2022 Notes

Net Proceeds to the Company from 2022 Notes (before expenses):  $61,830,097(2)

2042 Notes

Net Proceeds to the Company from 2042 Notes (before expenses):  $2,550,314,000

Initial Purchaser Purchase Price of 2042 Notes:  98.089%

Floating 2015 Notes

Net Proceeds to the Company from Floating 2015 Notes (before expenses):  $498,750,000

Initial Purchaser Purchase Price of Floating 2015 Notes:  99.750%

(2)  Represents the proceeds to the Company for the portion of the 2022 Notes being sold directly to the Initial Purchaser. Morgan Stanley & Co. LLC will retain all of the proceeds from the sale of the 2022 Notes obtained by it in the Debt for Debt Exchange.

EXHIBIT A

November 8, 2012

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park
New York, New York  10036

(as representatives to the several Initial Purchasers named in Schedule I to the Purchase Agreement referred to below)

Ladies and Gentlemen:

I am the Divisional Vice President, Associate General Counsel and Assistant Secretary of Abbott Laboratories (the “Guarantor”), an Illinois corporation.  In such capacity,  I have advised AbbVie Inc. (the “Company”), a Delaware corporation and wholly owned subsidiary of Abbott Laboratories, in connection with the sale of $3,500,000,000 principal amount of its 1.200% senior notes due 2015 (the “Fixed 2015 Notes”), $4,000,000,000 principal amount of its 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 principal amount of its 2.000% senior notes due 2018 (the “2018 Notes”), $2,600,000,000 principal amount of its 4.400% senior notes due 2042 (the “2042 Notes”) and $500,000,000 principal amount of its floating rate senior notes due 2015 (the “Floating 2015 Notes”) and the sale by Morgan Stanley & Co. LLC (the “Selling Noteholder”), $3,100,000,000 principal amount of the Company’s 2.900% senior notes due 2022 (the “2022 Notes” and, together with the Fixed 2015 Notes, the 2017 Notes, the 2018  Notes, the 2042 Notes and the Floating 2015 Notes, the “Notes”), pursuant to the Purchase Agreement, dated as of November 5, 2012, by and among the Company, the Guarantor, the Selling Noteholder, and the Initial Purchasers (the “Purchase Agreement”).  This opinion letter is rendered to you at the request of the Company pursuant to Section 7(b) of the Purchase Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

I, or members of my staff, have examined or are otherwise familiar with (i) the Restated Articles of Incorporation of the Company, as amended to date; (ii) the By-Laws of the Company, as amended to date; (iii) the Time of Sale Memorandum, as amended to date, and the Final Memorandum; (iv) the unanimous written consent of the Company’s sole director dated as of October [•], 2012, relating to the issuance of the Notes and certain related matters; (v) a copy of the Indenture; (vi) an executed copy of the Registration Rights Agreement; (vii) an executed copy of the Guarantee; (viii) specimens of the Notes; and (ix) such other records, certificates and other documents as I have deemed necessary or appropriate for the purposes of rendering the opinions contained herein.

In rendering my opinions below, I have relied as to matters of fact that I did not independently establish or verify, to the extent I deem proper, on certificates of responsible officers of the Company and upon certificates from public officials, and I have assumed, to the extent I deem proper, the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as copies and that any representations made “to our knowledge,” in the “belief” of, or similarly qualified in any such documents are true, correct and complete without such qualification.  Wherever a statement is qualified by my “knowledge,” it is intended to indicate that I do not have actual knowledge of the inaccuracy of such statement.

On the basis of the foregoing and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

(i)            The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Time of Sale Memorandum as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not in the aggregate have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(ii)           Each of the “Significant Subsidiaries” (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(iii)          To my knowledge and other than as set forth in the Time of Sale Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, taken as a whole, and to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iv)          The Purchase Agreement has been duly authorized, executed and delivered by the Company;

(v)           The Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

(vi)          The Notes have been duly authorized, executed, authenticated, issued and delivered by the Company;

(vii)         The Indenture has been duly authorized, executed and delivered by the Company; and

(viii)        The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement, the Purchase Agreement and the Exchange Agreement by and among the Guarantor and the Selling Stockholder, dated as of November 5, 2012 (together, the “Transaction Documents”), and the consummation of the transactions therein contemplated will not (A) result in any violation of the provisions of the articles of incorporation or the by-laws, each as amended, of the Company, nor, to my knowledge, either (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (C) result in any violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, in any such case described in clause (B) or (C) the effects of which would, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole; and to my knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Company of the Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents, except such as have been obtained and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Selling Noteholder and the Initial Purchasers and by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement.

In addition, I, or members of my staff, have participated in conferences with other officers and representatives of the Company and the Guarantor, representatives of special counsel and the independent registered public accountants for the Company, the Guarantor, the Selling Noteholder and the Initial Purchasers and their representatives at which the contents of the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum and related matters were discussed.  However, except as specifically noted above, I do not pass upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, nor do I make any representation that I have independently verified or checked the accuracy, completeness or fairness of such statements.  Notwithstanding the foregoing, no facts have come to my attention that would lead me to believe that (except for financial statements and schedules and other financial and statistical data as to which I express no belief) (i) the Time of Sale Memorandum as of the date of the Purchase Agreement or as amended or supplemented, if applicable, as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Final Memorandum when issued contained, or as of the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions expressed herein are subject to the following qualifications and comments:

1.     Enforcement of the Transaction Documents is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights,  the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and applicable law and public policy with respect to rights of indemnification and contribution.

2.     I have assumed that (i) each signatory to the Transaction Documents (other than the Company) is duly organized, validly existing and in good standing under the jurisdiction of its organization and has all the necessary power and authority under applicable federal, state, local and foreign law to enter into the relevant agreement and perform its respective obligations thereunder, (ii) the Transaction Documents have been duly authorized, executed and delivered by each signatory thereto and are enforceable against such other party (other than the Company) in accordance with its terms, (iii) the execution, delivery and performance by each party (other than the Company) of its obligations under the Transaction Documents (A) will comply with applicable laws and with any requirement or restriction imposed by any consent, authorization, approval, exemption or validation of, order, writ, judgment, injunction, decree, determination or award of any court or governmental body having jurisdiction over it or any of its assets and will not result in a default under or breach of any agreement or instrument then binding upon it and (B) will not violate, conflict with or result in a breach of, or require any consent under, the charter, bylaws, limited liability company agreement, partnership agreement or equivalent organizational documents of any such party and (iv) all of the representations and warranties contained in the Transaction Documents are accurate, true and correct and that all covenants contained in the Transaction Documents have been complied with (except to the extent they contain legal conclusions that are otherwise the subject of the opinions expressed herein).

3.     The provisions of the Transaction Documents that permit any party thereto to take action or make determinations, or to benefit from indemnities and similar undertakings of any part to the Transaction Documents, may be subject to the requirement that such action be taken or such determinations be made, and any action or inaction by such party that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

4.     I express no opinion as to the effect of non-compliance by any party to the Transaction Documents with any Federal, state or foreign laws or regulations applicable to transactions because of the nature of its business.

5.     I express no opinion with respect to (1) broadly or vaguely stated waivers or waivers of rights granted by law where such waivers are against public policy or prohibited by law, (2) the enforceability of confession of judgment provisions and (3) the enforceability of provisions imposing penalties, liquidated damages or other economic remedies.

I am admitted to practice law in the State of Illinois and my opinions expressed herein are limited solely to the federal laws of the United States of America, the General Corporation Law of the State of Delaware and the laws of the State of Illinois, in each case as in effect on the date hereof.  I express no opinion herein concerning the laws of any other jurisdiction.  The Transaction Documents are governed by the laws of the State of New York, and therefore I assume for purposes of the opinions that the laws of the State of Illinois and the laws of the State of New York are the same in all applicable respects.

This opinion letter is rendered only to you and is solely for your benefit in connection with the Purchase Agreement.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by any other person, entity, firm or corporation for any purpose without my prior written consent.  This opinion may not be used, circulated, quoted or otherwise referred to for any purpose without my specific prior written approval.  The opinions contained herein are limited to the matters expressly stated herein, and no opinion may be inferred or may be implied beyond the matters expressly stated herein.  The opinions contained herein are rendered as of the date hereof only, and I assume no obligation to supplement this opinion letter if any applicable law changes after the date hereof or if I become aware of any fact that might change the opinions expressed herein after the date hereof.

Very Truly Yours,

John A. Berry
Divisional Vice President, Associate
General Counsel and
Assistant Secretary

EXHIBIT B

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park
New York, New York  10036

(as representatives to the several Initial Purchasers named in Schedule I to the Purchase Agreement referred to below)

November 8, 2012

Ladies and Gentlemen:

I am the Divisional Vice President, Associate General Counsel and Assistant Secretary of Abbott Laboratories, an Illinois corporation (the “Company”).  In such capacity, I have advised the Company in connection with the sale by AbbVie, Inc. (the “Issuer”) of $3,500,000,000 principal amount of its 1.200% senior notes due 2015 (the “Fixed 2015 Notes”), $4,000,000,000 principal amount of its 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 principal amount of the its 2.000% senior notes due 2018 (the “2018 Notes”), $2,600,000,000 principal amount of its 4.400% senior notes due 2042 (the “2042 Notes”) and $500,000,000 principal amount of its floating rate senior notes due 2015 (the “Floating 2015 Notes”) and the sale by Morgan Stanley & Co. LLC (the “Selling Noteholder”), $3,100,000,000 principal amount of the Company’s 2.900% senior notes due 2022 (the “2022 Notes” and, together with the Fixed 2015 Notes, the 2017 Notes, the 2018 Notes, the 2042 Notes and the Floating 2015 Notes, the “Notes”), pursuant to the Purchase Agreement, dated as of November 5, 2012, by and among the Issuer, the Company, as Guarantor, the Selling Noteholder, and the Initial Purchasers (the “Purchase Agreement”).  This opinion letter is rendered to you at the request of the Company pursuant to Section 7(c) of the Purchase Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

I, or members of my staff, have examined or are otherwise familiar with (i) the restated articles of incorporation of the Company, as amended to date; (ii) the By-Laws of the Company, as amended to date; (iii) the Time of Sale Memorandum, as amended to date, and the Final Memorandum; (iv) the resolutions of the board of directors of the Company adopted on September [•], 2012, relating to the issuance of the Guarantees and certain related matters; (v) a copy of the Indenture; (vi) an executed copy of the Registration Rights Agreement; (vii) an executed copy of the Guarantee; (viii) specimens of the Notes; and (ix) such other records, certificates and other documents as I have deemed necessary or appropriate for the purposes of rendering the opinions contained herein.

In rendering my opinions below, I have relied as to matters of fact that I did not independently establish or verify, to the extent I deem proper, on certificates of responsible officers of the Company and upon certificates from public officials, and I have assumed, to the extent I deem proper, the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as copies and that any representations made “to our knowledge,” in the “belief” of, or similarly qualified in any such documents are true, correct and complete without such qualification.  Wherever a statement is qualified by my “knowledge,” it is intended to indicate that I do not have actual knowledge of the inaccuracy of such statement.

On the basis of the foregoing and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

(i)            The Company is validly existing as a corporation in good standing under the laws of the State of Illinois, with corporate power and authority to own its properties and conduct its business as described in the Time of Sale Memorandum as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not in the aggregate have a material adverse effect upon the Company and its subsidiaries taken as a whole;

(ii)           Each of the “Significant Subsidiaries” (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(iii)          To my knowledge and other than as set forth in the Time of Sale Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, taken as a whole, and to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iv)          The Purchase Agreement has been duly authorized, executed and delivered by the Company;

(v)           The Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

(vi)          The Guarantee has been duly authorized, executed and delivered by the Company;

(vii)         The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Guarantee, the Registration Rights Agreement, the Purchase Agreement and the Exchange Agreement by and among the Company and the Selling Stockholder, dated as of November 5, 2012 (together, the “Transaction Documents”), and the consummation of the transactions therein contemplated will not (A) result in any violation of the provisions of the articles of incorporation or the by-laws, each as amended, of the Company, nor, to my knowledge, either (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (C) result in any violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, in any such case described in clause (B) or (C) the effects of which would, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole; and to my knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Company of the Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents, except such as have been obtained and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Selling Noteholder and the Initial Purchasers and by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement; and

(viii)        The documents expressly incorporated by reference into the each Memorandum as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data therein, as to which I express no opinion), when they became effective or were filed with the Securities and Exchange Commission (the “Commission”), as the case may be, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, as applicable, and the rules and regulations of the Commission thereunder.

In addition, I, or members of my staff, have participated in conferences with other officers and representatives of the Company and the Issuer, representatives of special counsel and the independent registered public accountants for the Company, the Issuer, the Selling Noteholder and the Initial Purchasers and their representatives at which the contents of the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum and related matters were discussed.  However, except as specifically noted above, I do not pass upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, nor do I make any representation that I have independently verified or checked the accuracy, completeness or fairness of such statements.  Notwithstanding the foregoing, no facts have come to my attention that would lead me to believe that (except for financial statements and schedules and other financial and statistical data as to which I express no belief) (i) the Time of Sale Memorandum as of the date of the Purchase Agreement or as amended or supplemented, if applicable, as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Final Memorandum when issued contained, or as of the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions expressed herein are subject to the following qualifications and comments:

6.     Enforcement of the Transaction Documents is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights,  the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and applicable law and public policy with respect to rights of indemnification and contribution.

7.     I have assumed that (i) each signatory to the Transaction Documents (other than the Company) is duly organized, validly existing and in good standing under the jurisdiction of its organization and has all the necessary power and authority under applicable federal, state, local and foreign law to enter into the relevant agreement and perform its respective obligations thereunder, (ii) the Transaction Documents have been duly authorized, executed and delivered by each signatory thereto and are enforceable against such other party (other than the Company) in accordance with its terms, (iii) the execution, delivery and performance by each party (other than the Company) of its obligations under the Transaction Documents (A) will comply with applicable laws and with any requirement or restriction imposed by any consent, authorization, approval, exemption or validation of, order, writ, judgment, injunction, decree, determination or award of any court or governmental body having jurisdiction over it or any of its assets and will not result in a default under or breach of any agreement or instrument then binding upon it and (B) will not violate, conflict with or result in a breach of, or require any consent under, the charter, bylaws, limited liability company agreement, partnership agreement or equivalent organizational documents of any such party and (iv) all of the representations and warranties contained in the Transaction Documents are accurate, true and correct and that all covenants contained in the Transaction Documents have been complied with (except to the extent they contain legal conclusions that are otherwise the subject of the opinions expressed herein).

8.     The provisions of the Transaction Documents that permit any party thereto to take action or make determinations, or to benefit from indemnities and similar undertakings of any part to the Transaction Documents, may be subject to the requirement that such action be taken or such determinations be made, and any action or inaction by such party that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

9.     I express no opinion as to the effect of non-compliance by any party to the Transaction Documents with any Federal, state or foreign laws or regulations applicable to transactions because of the nature of its business.

10.  I express no opinion with respect to (1) broadly or vaguely stated waivers or waivers of rights granted by law where such waivers are against public policy or prohibited by law, (2) the enforceability of confession of judgment provisions and (3) the enforceability of provisions imposing penalties, liquidated damages or other economic remedies.

I am admitted to practice law in the State of Illinois and my opinions expressed herein are limited solely to the federal laws of the United States of America and the laws of the State of Illinois, in each case as in effect on the date hereof.  I express no opinion herein concerning the laws of any other jurisdiction.  The Transaction Documents are governed by the laws of the State of New York, and therefore I assume for purposes of the opinions that the laws of the State of Illinois and the laws of the State of New York are the same in all applicable respects.

This opinion letter is rendered only to you and is solely for your benefit in connection with the Purchase Agreement.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by any other person, entity, firm or corporation for any purpose without my prior written consent.  This opinion may not be used, circulated, quoted or otherwise referred to for any purpose without my specific prior written approval.  The opinions contained herein are limited to the matters expressly stated herein, and no opinion may be inferred or may be implied beyond the matters expressly stated herein.  The opinions contained herein are rendered as of the date hereof only, and I assume no obligation to supplement this opinion letter if any applicable law changes after the date hereof or if I become aware of any fact that might change the opinions expressed herein after the date hereof.

Very Truly Yours,

John A. Berry
Divisional Vice President, Associate
General Counsel and
Assistant Secretary

EXHIBIT C-1

[Letterhead of Wachtell, Lipton, Rosen & Katz]

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park
New York, New York  10036

(as representatives to the several Initial Purchasers named in Schedule I to the Purchase Agreement referred to below)

Ladies and Gentlemen:

We have acted as special counsel to AbbVie Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale to the Initial Purchasers of $3,500,000,000 principal amount of the Company’s 1.200% senior notes due 2015 (the “Fixed 2015 Notes”), $4,000,000,000 principal amount of the Company’s 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 principal amount of the Company’s 2.000% senior notes due 2018 (the “2018 Notes”), $2,600,000,000 principal amount of the Company’s 4.4000% senior notes due 2042 (the “2042 Notes”) and $500,000,000 principal amount of the Company’s floating rate senior notes due 2015 (the “Floating 2015 Notes”) and the sale by Morgan Stanley & Co. LLC (the “Selling Noteholder”), $3,100,000,000 principal amount of the Company’s 2.900% senior notes due 2022 (the “2022 Notes” and, together with the Fixed 2015 Notes, the 2017 Notes, the 2018 Notes, the 2042 Notes and the Floating 2015 Notes, the “Notes”) pursuant to the Purchase Agreement, dated as of November 5, 2012 (the “Purchase Agreement”), by and among the Company, Abbott Laboratories, an Illinois corporation (the “Guarantor”), the Selling Noteholder, and the Initial Purchasers.  We are furnishing the opinions set forth below to you at the request of the Company pursuant to Section 7(d) of the Purchase Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

C-1-1

In connection with the opinions set forth herein, we have examined originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records, agreements, certificates of public officials and other instruments as we have deemed necessary or appropriate for the purposes of the opinions contained herein, including, among others, the following:  (a) the Time of Sale Memorandum, as amended to date, and the Final Memorandum; (b) a copy of the Indenture; (c) the executed Registration Rights Agreement; (d) the executed Guarantee; (e) the executed Purchase Agreement; (f) the Certificate of Incorporation and By-laws of the Company, as amended to date; (g) the unanimous written consent of the sole director of the Company adopting certain resolutions relating to the Transactions; and (h) specimens of the Notes.  The items referred to in clauses (b), (c), (d), (e) of the preceding sentence and the Notes are referred to herein as the “Transaction Documents”.

For purposes of the opinions expressed herein we have assumed:  (a) that each party to the Transaction Documents (other than the Company) is, and was at the relevant time of execution, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and that each party to the Transaction Documents has, and had at the relevant time of execution, all necessary corporate or other power and authority to enter into the Transaction Documents and perform its obligations thereunder; (b) the truth and accuracy of all representations and warranties, and compliance with all covenants, contained in the Transaction Documents; (c) that each of the Transaction Documents was duly authorized, executed and delivered by each party thereto (other than the Company); (d) that the Notes have been paid for and delivered to you in accordance with the terms of the Purchase Agreement and executed and delivered by the Company; (e) that each of the Transaction Documents constitutes the valid and binding obligation of each party thereto (other than the Company), enforceable against each such party in accordance with its terms; (f) that, to the extent that the Time of Sale Memorandum and the Final Memorandum contain disclosure that you or your representatives have provided in writing expressly for inclusion therein, such disclosure is accurate in all material respects; and (g) that the execution and delivery of the Transaction Documents by each of the parties thereto, and the performance and consummation of the transactions contemplated by the Transaction Documents by each of the parties thereto, will comply with all applicable laws and regulations and with any requirement or restriction imposed by any order, writ, judgment, injunction, decree, determination or award of any court or governmental body having jurisdiction over it or any of its assets and will not (i) result in a default under or breach of any agreement or instrument then binding upon it or (ii) violate, conflict with or result in a breach of, or require any consent under, the charter, bylaws, limited liability company agreement, partnership agreement or other organizational or governing documents of any such party or (iii) result in the creation or imposition of any lien or encumbrance upon or with respect to any property or assets now owned or hereafter acquired by such party or any of its subsidiaries pursuant to any agreement or instrument then binding upon it.  We have also assumed that the Notes will conform to the specimen thereof examined by us and that the Notes will be duly authenticated and delivered in accordance with the requirements of the Transaction Documents, and that the issuance, offer and sale of the Notes will be made in accordance with the Transaction Documents, the resolutions of the Board of Directors of the Company adopted by unanimous written consent of its sole director on October [•], 2012 and the resolutions of the Board of Directors of the Guarantor adopted on September 11-13, 2012.

C-1-2

We have further assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified, facsimile, conformed, electronic or photostatic copies and the authenticity of the originals of such copies.  As to all questions of fact relevant to the opinions contained herein that have not been independently established, we have relied with your consent upon certificates or comparable documents, and oral and written statements and representations, of officers and representatives of the Company and the Guarantor and of public officials, and upon the representations and warranties of the Company, the Guarantor and the Initial Purchasers contained in the Purchase Agreement.  We have not independently verified such information and assumptions.

Based upon the foregoing, and subject to the assumptions, exceptions, limitations, qualifications and comments stated herein, we are of the opinion that, as of the date of this opinion:

11.          The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Final Memorandum, except where the failure to have such power or authority or be in good standing would not, in the aggregate, have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole, or the ability of the Company to enter into and perform its obligations under the Transaction Documents.

12.          The Purchase Agreement has been duly authorized, executed and delivered by the Company.

13.          The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

14.          The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

15.          The Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

16.          The statements set forth in the Time of Sale Memorandum and in the Final Memorandum under the captions “Description of the Notes,” insofar as they purport to constitute a summary of the Indenture, the Registration Rights Agreement, the Notes and the Guarantee, fairly summarize such documents in all material respects.

17.          Assuming the accuracy of the representations, warranties and agreements of the Company, the Guarantor, the Selling Noteholder and the Initial

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Purchasers in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to and by the Initial Purchasers, in each case, solely in the manner contemplated by the Purchase Agreement, the Time of Sale Memorandum and the Final Memorandum, to register the Notes under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Notes.

The opinions expressed herein are subject to the following qualifications and comments:

a)            Our opinions and each of the Transaction Documents are subject to the effect of (1) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (2) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (3) applicable law and public policy with respect to rights to indemnification and contribution.

b)            The provisions of the Transaction Documents that permit any party thereto to take action or make determinations, or to benefit from indemnities and similar undertakings of any party to the Transaction Documents may be subject to the requirement that such action be taken or such determinations be made, and any action or inaction by such party that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith and may also be subject to public policy and equitable limitations.

c)             Insofar as any provisions of the Transaction Documents may provide for indemnification or contribution or similar undertakings with respect to liabilities resulting from or based upon a party’s own negligence, gross negligence, recklessness or willful misconduct or violations of federal, state or foreign securities or blue sky laws or regulations, the enforceability thereof may be limited.

d)            We are not expressing any opinion with respect to, or as to the effect of compliance by the Company or the Guarantor with, any federal, state or foreign securities laws, other antifraud laws, tax laws, the Employee Retirement Income Security Act of 1974, as amended, antitrust laws or any state, federal, foreign or other laws or regulations applicable to the transactions contemplated by the Transaction Documents because of the nature of the businesses of the Company.

e)             We express no opinion as to the effect of the laws of any jurisdiction (other than federal laws of the United States and the laws of the State of New York) wherein any holder of the Notes may be located which limits rates of interest that may be charged or collected by such holder.

f)             We have assumed that the Company will apply the proceeds from the sale of the Notes as contemplated in the Final Memorandum.

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g)             We express no opinion with respect to the lawfulness or enforceability of (1) broadly or vaguely stated waivers or waivers of rights granted by law where such waivers are against public policy or prohibited by law, (2) the enforceability of confession of judgment provisions and (3) the enforceability of provisions imposing penalties, liquidated damages or other economic remedies.

h)            We express no opinion as to the effect of any applicable law (including Section 548 of the Bankruptcy Code or Article 10 of the New York Debtor and Creditor Law) regarding fraudulent transfers or fraudulent conveyances, or of provisions of the law of the jurisdiction of the Guarantor restricting dividends, loans or distributions by a corporation or limited liability company or for the benefit of its stockholders or members, on the validity or enforceability of the Transaction Documents against the Guarantor or any other obligation of the Guarantor under the Transaction Documents.

i)              Insofar as any of the following are contained in the Transaction Documents, we express no opinion with respect to the validity or enforceability of (1) provisions in the Transaction Documents relating to delay or omission of enforcement of rights or remedies, waivers of defenses, waivers of notices, or waivers of benefits of usury, appraisement, valuation, stay, extension, moratorium, redemption, statutes of limitation or other non-waivable benefits bestowed by operation of law, (2) exculpation provisions, provisions relating to releases of unmatured claims, provisions purporting to waive immaterial rights, severability provisions and provisions similar in substance or nature to those described in the foregoing clause (1) and this clause (2), (3) any provisions in the Transaction Documents which subject the Company or the Guarantor to any claim for deficiency resulting from a judgment being rendered in a currency other than the currency called for in the Transaction Documents, (4) the effect of any provision of the Transaction Documents which is intended to permit modification thereof only by means of an agreement in writing signed by the parties thereto; or (5) any provision in the Transaction Documents imposing penalties or forfeitures.

j)             We express no opinion as to (1) whether a federal, state or any other court outside of the State of New York would give effect to the choice of New York law provided for in the Transaction Documents, (2) provisions of the Transaction Documents that relate to the subject matter jurisdiction of any federal court of the United States of America sitting in New York City to adjudicate any controversy related to the Transaction Documents, or the transactions contemplated thereby, (3) any waiver of inconvenient forum set forth in the Transaction Documents, (4) the waiver of jury trial set forth in the Transaction Documents, or (5) the effect (if any) of any law of any jurisdiction (except the State of New York) in which any enforcement of any of the Transaction Documents may be sought.

k)            Our opinions as to compliance with certain statutes, rules and regulations are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

l)              We express no opinion with respect to any provisions of the Transaction Documents insofar as they purport to create rights of set-off.

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m)           We express no opinion as to the effect of Section 210(p) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

n)            The provisions of the Transaction Documents (insofar as any are contained therein) that permit any person or entity to take action or make determinations, or to benefit from indemnification and similar undertakings of the Company or the Guarantor, may be subject to a requirement that such action, inaction or determination by such person or entity be taken or made, or not taken or made, on a reasonable basis and in good faith and may also be subject to public policy and equitable limitations.

Members of our firm are admitted to the Bar of the State of New York, and opinions expressed in this letter are limited to the effects of (a) the federal securities laws of the United States, (b) the internal laws of the State of New York (excluding any political subdivision) and (c) to the extent expressly stated herein, the General Corporation Law of the State of Delaware, in each case as in effect on the date hereof.  We have relied, to the extent we deem appropriate, on written guidance of the Securities and Exchange Commission (including the Staff thereof).

This letter is being furnished to you at the request of the Company by us as special counsel to the Company in connection with the Purchase Agreement.  This letter is rendered only to you and is solely for your benefit in connection with the Purchase Agreement.  This letter may not be relied upon by you for any other purpose, or relied upon by any other person, entity, firm or corporation for any purpose, and may not be used, circulated, quoted or otherwise referred to for any other purpose, without our prior written consent (including by any person, entity, firm or corporation that acquires Notes from you).  The opinions contained herein are limited to the matters expressly stated herein, and no opinion may be inferred or may be implied beyond the matters expressly stated herein.  The opinions contained herein are rendered as of the date hereof only, and you expressly acknowledge that we shall have no obligation to, and will not, update any statement herein.

*        *        *

Any tax statements contained herein (i) were not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer and (ii) were written to support the promotion or marketing of the transactions or matters addressed herein.  Taxpayers should seek advice based on their own particular circumstances from an independent tax advisor.

*        *        *

Very truly yours,

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EXHIBIT C-2

[Letterhead of Wachtell, Lipton, Rosen & Katz]

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park
New York, New York  10036

(as Representatives to the several Initial Purchasers named in Schedule I to the Purchase Agreement referred to below)

Ladies and Gentlemen:

We have acted as special counsel to AbbVie Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale to the Initial Purchasers of $3,500,000,000 principal amount of the Company’s 1.200% senior notes due 2015 (the “Fixed 2015 Notes”), $4,000,000,000 principal amount of the Company’s 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 principal amount of the Company’s 2.000% senior notes due 2018 (the “2018 Notes”), $2,600,000,000 principal amount of the Company’s 4.400% senior notes due 2042 (the “2042 Notes”) and $500,000,000 principal amount of the Company’s floating rate senior notes due 2015 (the “Floating 2015 Notes”) and the sale by Morgan Stanley & Co. LLC (the “Selling Noteholder”), $3,100,000,000 principal amount of the Company’s 2.900% senior notes due 2022 (the “2022 Notes” and, together with the Fixed 2015 Notes, the 2017 Notes, the 2018 Notes, the 2042 Notes and the Floating 2015 Notes, the “Notes”) pursuant to the Purchase Agreement, dated as of November 5, 2012 (the “Purchase Agreement”), by and among the Company, Abbott Laboratories, an Illinois corporation (the “Guarantor”), the Selling Noteholder, and the Initial Purchasers.  We are furnishing this letter to you at the request of the Company pursuant to Section 7(d) of the Purchase Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

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We have participated in conferences with officers and representatives of and counsel for the Company, the Guarantor, the Selling Noteholder, representatives of the independent registered public accounting firm of the Company, Deloitte & Touche LLP, and representatives of, and counsel for, the Initial Purchasers, at which conferences the disclosures in the Preliminary Memorandum, the Time of Sale Memorandum, as amended to date, and the Final Memorandum were discussed, and, although we have not independently checked or verified, and, except to the extent expressly indicated in numbered paragraph 6 of our separate letter, dated as of the date hereof, delivered to you in our capacity as special counsel to the Company, we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the disclosures contained in the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum, nothing has come to our attention that causes us to believe:  (i) the Time of Sale Memorandum, as of the date of the Purchase Agreement or, if applicable, as amended or supplemented as of the date of this letter and (ii) the Final Memorandum, as of its date or the date of this letter (other than, in each of clauses (i) and (ii), financial statements, related notes or statistical, financial or accounting data or related schedules contained or incorporated by reference therein, documents filed by the Guarantor with the Commission pursuant to the Exchange Act and incorporated by reference into the Preliminary Memorandum and the Final Memorandum together with the information in the Preliminary Memorandum[, as amended or supplemented as of the date of the Purchase Agreement,] under the captions “Summary — Recent Developments[,]” [and] “Summary — About Abbott Laboratories” [and “Business — Legal Proceedings”] as such information relates to the Guarantor and its subsidiaries, taken as whole, as to which, in each case, we express no belief) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the foregoing shall not apply to disclosure therein that you or your representatives have expressly provided in writing for inclusion therein).

This letter is furnished by us as special counsel for the Company to you the Initial Purchasers, and is solely for your benefit, and is not to be otherwise used, quoted, circulated, referred to or relied upon without our express prior written consent.  This letter is rendered only to you and is solely for your benefit in connection with the offering of the Notes contemplated by the Purchase Agreement.  This letter may not be relied upon by you for any other purpose, or relied upon by, nor a copy of this letter provided to, any other person, entity, firm or corporation for any purpose, without our prior written consent (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).  This letter is limited to the matters expressly stated herein and is given as of the date hereof only, and nothing may be inferred or may be implied beyond the matters expressly stated herein and you acknowledge that we have no obligation to, and will not, update this letter or any statement contained herein.

*        *        *

Any tax statements herein (i) were not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties that may be imposed on the taxpayer and (ii) were written to support the promotion or marketing of the transactions or matters addressed herein.  Taxpayers should seek advice based on their own particular circumstances from an independent tax advisor.

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*        *        *

Very truly yours,

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EXHIBIT D-1

November 8, 2012

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York  10036

(as representatives to the several Initial Purchasers named

in Schedule I to the Purchase Agreement referred to below)

Ladies and Gentlemen:

We have acted as special counsel to Abbott Laboratories, an Illinois corporation (the “Guarantor”), in connection with the issuance and sale by AbbVie, Inc., a Delaware corporation (the “Company”), of $3,500,000,000 aggregate principal amount of its 1.200% senior notes due 2015 (the “2015 Fixed Rate Notes”), $500,000,000 aggregate principal amount of its floating rate senior notes due 2015 (the “2015 Floating Rate Notes”), $4,000,000,000 aggregate principal amount of its 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 aggregate principal amount of its 2.000% senior notes due 2018 (the “2018 Notes”), $3,100,000,000 aggregate principal amount of its 2.900% senior notes due 2022 (the “2022 Notes”), and $2,600,000,000 principal amount of its 4.400% senior notes due 2042 (the “2042 Notes” and, together with the 2015 Fixed Rate Notes, the 2015 Floating Rate Notes,  the 2017 Notes, the 2018 Notes and the 2022 Notes, the “Notes”), pursuant to that certain purchase agreement, dated November 5, 2012 (the “Purchase Agreement”), among the Company, the Guarantor, Morgan Stanley & Co. LLC, as selling noteholder (the “Selling Noteholder”) and Morgan Stanley & Co.

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LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers named in Schedule I thereto (collectively, the “Initial Purchasers”).  The Notes will be issued under an indenture, dated November 8, 2012, between the Company and U.S. Bank National Association, as Trustee, as supplemented by the First Supplemental Indenture, dated November 8, 2012, between the Company and U.S. Bank National Association, as Trustee (the indenture as so supplemented, the “Indenture”), and will be fully and unconditionally guaranteed by the Guarantor pursuant to a guarantee agreement, dated November 8, 2012 (the “Guarantee Agreement”), between the Guarantor and the Trustee, until released in accordance with the terms thereof. This opinion is delivered to you at the request of the Company and the Guarantor pursuant to Section 7(e) of the Purchase Agreement.  Capitalized terms used herein without being defined have the meanings ascribed to such terms in the Purchase Agreement.

The 2015 Fixed Rate Notes, the 2015 Floating Rate Notes, the 2017 Notes and the 2042 Notes are being issued and sold by the Company to the Initial Purchasers pursuant to the terms and conditions of the Purchase Agreement.  The 2022 Notes are being initially issued by the Company to the Guarantor as partial consideration for the Guarantor’s contribution of the certain properties and assets to the Company and its subsidiaries.  Pursuant to the Exchange Agreement, the Guarantor will exchange the 2022 Notes for an equivalent fair value of the Guarantor’s commercial paper owned by the Selling Noteholder, and the Selling Noteholder will sell the 2022 Notes to the Initial Purchasers pursuant to the Purchase Agreement.

In rendering the opinions set forth below, we have examined such questions of law and the originals, or copies certified or otherwise identified to our satisfaction as being true copies, of such corporate documents and records, certificates of public officials and of officers of the Guarantor, and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below.  As to matters of fact (but not as to legal conclusions), to the extent we deemed proper, we have relied on certificates of responsible officers of the Guarantor and of public officials and on the representations, warranties and agreements of the Guarantor contained in the Purchase Agreement.

In addition, in rendering the opinions set forth below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal competence of each individual executing any document.  As to all parties other than the Guarantor, we have assumed the due authorization, execution and delivery of all documents and the validity and enforceability thereof against all parties thereto, other than the Guarantor, in accordance with their respective terms.

Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring solely to the actual knowledge of the particular Mayer Brown LLP attorneys who have represented the Guarantor in connection with the offer and sale of the Notes by the Company, without having made independent investigation.  Except as expressly set forth in this opinion, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

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Our opinions expressed herein are limited to the laws of the State of Illinois, the State of New York and the Federal laws of the United States (other than maritime law), and we do not express any opinion herein concerning any other law.

Based upon, and subject to, the matters stated herein, we are of the opinion that:

1.             The Guarantor is validly existing as a corporation in good standing under the laws of the State of Illinois, with corporate power and authority to own its properties and conduct its business as described in the documents filed by the Guarantor with the Commission pursuant to the Exchange Act and incorporated by reference into the Preliminary Memorandum and the Final Memorandum;

2.             Each of the Purchase Agreement, the Guarantee Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantor; and

3.             When the Notes have been issued, executed and authenticated in accordance with the Indenture and the 2022 Notes have been delivered to the Guarantor and exchanged with the Selling Noteholder in accordance with Exchange Agreement and the Notes have subsequently been delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Guarantee will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Our opinion in paragraph 1 above with respect to the valid existence and good standing of the Guarantor is based solely upon a certificate of the Secretary of State of the State of Illinois, as delivered to you in connection with the closing of the transactions contemplated by the Purchase Agreement.

The opinions expressed herein are as of the date hereof.  We assume no obligation to update or supplement this letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in applicable law that may hereafter occur.

This letter is furnished by us in accordance with Section 7(e) of the Purchase Agreement, is solely for your benefit in your capacity as Initial Purchasers and is not to be used, quoted or otherwise relied upon by any other person (including any person purchasing any of the Notes from you), or by you for any other purpose, or filed or furnished to any governmental agency or any other person (including any person purchasing any of the Notes from you), without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

Mayer Brown LLP

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PJN/JPB

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EXHIBIT D-2

November 8, 2012

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York  10036

Barclays Capital Inc.

745 7th Avenue

New York, New York  10019

J.P. Morgan Securities LLC

383 Madison Ave., 3rd Floor
New York, New York  10179

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York  10036

(as representatives to the several Initial Purchasers named

in Schedule I to the Purchase Agreement referred to below)

Ladies and Gentlemen:

We have acted as special counsel to Abbott Laboratories, an Illinois corporation (the “Guarantor”), in connection with the issuance and sale by AbbVie, Inc., a Delaware corporation (the “Company”), of $3,500,000,000 aggregate principal amount of its 1.200% senior notes due 2015 (the “2015 Fixed Rate Notes”), $500,000,000 aggregate principal amount of its floating rate senior notes due 2015 (the “2015 Floating Rate Notes”), $4,000,000,000 aggregate principal amount of its 1.750% senior notes due 2017 (the “2017 Notes”), $1,000,000,000 aggregate principal amount of its 2.000% senior notes due 2018 (the “2018 Notes”), $3,100,000,000 aggregate principal amount of its 2.900% senior notes due 2022 (the “2022 Notes”), and $2,600,000,000 principal amount of its 4.400% senior notes due 2042 (the “2042 Notes” and, together with the 2015 Fixed Rate Notes, the 2015 Floating Rate Notes, the 2017 Notes, the 2018 Notes and the 2022 Notes, the “Notes”), pursuant to that certain purchase agreement, dated November 5, 2012 (the “Purchase Agreement”), among the Company, the Guarantor, Morgan

D-2-1

Stanley & Co. LLC, as selling noteholder (the “Selling Noteholder”) and Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers named in Schedule I thereto (collectively, the “Initial Purchasers”).  The Notes will be issued under an indenture, dated November 8, 2012, between the Company and U.S. Bank National Association, as Trustee, as supplemented by the First Supplemental Indenture, dated November 8, 2012, between the Company and U.S. Bank National Association, as Trustee (the indenture as so supplemented, the “Indenture”), and will be fully and unconditionally guaranteed by the Guarantor pursuant to a guarantee agreement, dated November 8, 2012 (the “Guarantee Agreement”), between the Guarantor and the Trustee, until released in accordance with the terms thereof. This letter is delivered to you at the request of the Company and the Guarantor pursuant to Section 7(e) of the Purchase Agreement.  Capitalized terms used herein without being defined have the meanings ascribed to such terms in the Purchase Agreement.

We have participated in conferences with representatives of the Company and the Guarantor, their respective accountants, the Company’s counsel, representatives of the Selling Noteholder and the Initial Purchasers and counsel for the Selling Noteholder and the Initial Purchasers at which times the contents of the Preliminary Memorandum and the Final Memorandum and related matters were discussed.  However, we did not participate in the preparation or drafting of any of the documents filed by the Guarantor with the Commission pursuant to the Exchange Act and incorporated by reference into the Preliminary Memorandum and the Final Memorandum (collectively, the “Incorporated Documents”).  The purpose of our professional engagement was not to establish or to confirm factual matters set forth or incorporated by reference in the Preliminary Memorandum or the Final Memorandum, and we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Preliminary Memorandum and the Final Memorandum or making any representation that we have independently verified or checked the accuracy, completeness or fairness of such statements.  Moreover, many of the determinations required to be made in the preparation of the Preliminary Memorandum, the Final Memorandum and the Incorporated Documents involve matters of a non-legal nature.  In addition, we express no view as to the financial statements and related schedules or the other financial and statistical data included or incorporated by reference in the Preliminary Memorandum or the Final Memorandum or omitted therefrom.  Subject to the foregoing, we advise you that nothing came to our attention that caused us to believe that (i) the information in the Incorporated Documents, together with the information in the Preliminary Memorandum[, as amended or supplemented as of the date of the Purchase Agreement,] under the captions “Summary — Recent Developments[,]” [and] “Summary — About Abbott Laboratories” [and “Business — Legal Proceedings”]  as such information relates to the Guarantor and its subsidiaries, taken as whole (the “Guarantor Information”), as of the date of the Purchase Agreement included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the information in the Incorporated Documents, together with the information in the Final Memorandum under the captions “Summary — Recent Developments[,]” [and] “Summary — About Abbott Laboratories” [and “Business — Legal Proceedings”] as such information relates to the Guarantor Information, as of the date of the Final Memorandum or at the date hereof, included or includes an untrue statement of a material

D-2-2

fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As used in this paragraph, the term “Guarantor Information” does not include any information regarding the Company and its subsidiaries on a stand-alone basis, separate and apart from the Guarantor and its consolidated subsidiaries.

We assume no obligation to update or supplement this letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in applicable law that may hereafter occur.

This letter is furnished by us in accordance with Section 7(e) of the Purchase Agreement, is solely for your benefit in your capacity as Initial Purchasers and is not to be used, quoted or otherwise relied upon by any other person (including any person purchasing any of the Notes from you), or by you for any other purpose, or filed or furnished to any governmental agency or any other person (including any person purchasing any of the Notes from you), without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

Mayer Brown LLP

PJN/JPB

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